UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 29, 2021

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255		33134
Coral Gables, Florida,		(Zip Code)
(Address of principal executive offices)

(786) 483-1757

(Registrant's telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On July 29, 2021, Professional Holding Corp. (the “Company”), the parent company of Professional Bank, issued a press release containing information on earnings results for the quarter ended June 30, 2021. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Resignation - No Disagreement with the Company

On July 27, 2021, Anton Schutz tendered his resignation to the Board of Directors (the “Board”) of the Company effective immediately. His decision to resign from the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 7.01    Regulation FD Disclosure

A slide presentation (available on the Company’s website at https://proholdco.com) containing supplemental information regarding earnings results for the quarter ended June 30, 2021, is being furnished in accordance with Regulation FD of the Securities and Exchange Commission. A copy of the slide presentation is included as Exhibit 99.2 to this report.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 and Exhibit 99.2 are furnished pursuant to Items 2.02 and 7.01 and are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such future filing.

Exhibit No.	Description
99.1	Press Release dated July 29, 2021, with respect to Professional Holding Corp.’s earnings results for the quarter ended June 30, 2021
99.2	Slide presentation containing supplemental information regarding earnings results for the quarter ended June 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: July 29, 2021	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary